SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 31, 2005

friendlyway Corporation
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Nevada
(STATE OR OTHER JURISDICTION OF
INCORPORATION OR ORGANIZATION)

0-20317 COMMISSION FILE NUMBER 1255 Battery Street, Suite 200, San Francisco, California (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	88-0270266 (I.R.S. EMPLOYER IDENTIFICATION NUMBER) 94111 (ZIP CODE)

ISSUER’S TELEPHONE NUMBER: (415) 288-3333

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 1.01  Entry into a Material Definitive Agreement.

Effective as of July 31, 2005, the Registrant entered into that certain Assignment and Assumption Agreement (the “Assignment”) with friendlyway Technologies, Inc. (“FTI”), its wholly-owned subsidiary, pursuant to which FTI assigned and transferred to the Registrant, FTI’s rights, duties, liabilities, and obligations under the following promissory notes: (a) Unsecured Convertible Promissory Note held by John Jameson (“Jameson”) dated effective July 16, 2004 in the principal amount of $180,000 (the “Jameson Note”); and (b) Promissory Note held by Alexander von Welczeck (“AVW”) dated effective August 20, 2004 in the principal amount of $367,500 (the “AVW Note”).

Effective as of July 31, 2005, the Registrant and Jameson entered into a certain note conversion and subscription agreement pursuant to which Jameson agreed to cancel and subscribe the outstanding principal and accrued interest under the Jameson Note, in consideration for the issuance of shares of the Registrant’s common stock as more particularly described in Item 3.02 below.

Effective as of July 31, 2005, the Registrant and AVW entered into a certain subscription agreement pursuant to which AVW agreed to cancel and subscribe Two Hundred Thousand Dollars of the outstanding principal under the AVW Note, in consideration for the issuance of shares of the Registrant’s common stock as more particularly described in Item 3.02 below.

Effective as of July 31, 2005, Registrant executed and delivered a Promissory Note (the “New AVW Note”) in the principal amount of One Hundred Ninety-Four Thousand One Hundred Thirteen Dollars ($194,113) to AVW for the remaining principal under the AVW Note and the interest accrued through July 31, 205 thereunder. AVW beneficially owns approximately 28.2% of Registrant’s outstanding common stock and was one of the selling stockholders of the shares of FTI to Registrant in the share exchange transaction that closed on December 10, 2004 and is described in Registrant’s Annual Report Form 10-KSB for the year ended October 31, 2004.

The New AVW Note bears interest at the compounded interest rate of six (6) percent per annum, is payable on or before June 30, 2008; provided, however, the New AVW Note will mature and the entire principal and accrued interest thereunder will become due and payable within ten (10) days of closing on or before December 31, 2005 of a transaction or series of transactions in which the Registrant issues and sells shares of capital stock, or securities convertible, exercisable or exchangeable into its capital stock, and raises gross proceeds of at least Three Million Dollars ($3,000,000) in the aggregate.

Effective as of July 31, 2005, the Registrant and friendlyway AG (“FWAG”) entered into a certain subscription agreement pursuant to which FWAG agreed to cancel and subscribe the outstanding principal and accrued interest under the following promissory notes in consideration for the issuance of shares of the Registrant’s commons stock as more particularly described in Item 3.02 below: (a) Unsecured Promissory Note dated effective July 7, 2005 in the principal amount of $100,000; (b) Unsecured Promissory Note dated effective July 15, 2005 in the principal amount of $100,000; and (c) Unsecured Promissory Note dated effective July 26, 2005 in the principal amount of $100,000 (collectively, the “July AG Notes”).

On August 19, 2005, Registrant borrowed $100,000 from FWAG and executed and delivered an Unsecured Promissory Note (the “August 19 Note”) in that principal amount to FWAG. FWAG beneficially owns approximately 29.6% of Registrant’s outstanding common stock and was one of the selling stockholders of the shares of FTI to Registrant in the share exchange transaction that closed on December 10, 2004 and is described in Registrant’s Annual Report Form 10-KSB for the year ended October 31, 2004.

The August 19 Note bears interest at the compounded interest rate of 6 percent per annum, is payable in equal quarterly installments of principal and accrued interest beginning on the last day of the first calendar quarter immediately following August 19, 2006 and on the last day of each calendar quarter thereafter, with the final payment due on or before March 31, 2008.

Effective as of September 2, 2005, the Registrant and FWAG entered into a certain subscription agreement pursuant to which FWAG agreed to cancel and subscribe the outstanding principal and accrued interest under the following promissory notes in consideration for the issuance of shares of the Registrant’s commons stock as more particularly described in Item 3.02 below: (a) Unsecured Promissory Note dated effective August 19, 2005 in the principal amount of $100,000; and (b) Unsecured Promissory Note dated effective September 2, 2005 in the principal amount of $200,000 (collectively, the “Aug-Sept AG Notes”).

Item 1.02 Termination of Material Definitive Agreement.

Effective as of July 31, 2005, the Registrant and Jameson entered into certain subscription agreement pursuant to which Jameson agreed to cancel and subscribe the outstanding principal and accrued interest under the Jameson Note, in consideration for the issuance of shares of the Registrant’s common stock.

Effective as of July 31, 2005, the Registrant and AVW entered into a certain subscription agreement pursuant to which AVW agreed to cancel and subscribe Two Hundred Thousand Dollars of the outstanding principal under the AVW Note, in consideration for the issuance of shares of the Registrant’s common stock. AVW is a stockholder of the Registrant.

Effective as of July 31, 2005, the Registrant and FWAG entered into a certain subscription agreement pursuant to which FWAG agreed to cancel and subscribe the outstanding principal and accrued interest under the July AG Notes in consideration for the issuance of shares of the Registrant’s commons stock. FWAG is a stockholder of the Registrant.

Effective as of September 2, 2005, the Registrant and FWAG entered into a certain subscription agreement pursuant to which FWAG agreed to cancel and subscribe the outstanding principal and accrued interest under the Aug-Sept AG Notes in consideration for the issuance of shares of the Registrant’s commons stock. FWAG is a stockholder of the Registrant.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As more particularly described in Items 1.01 above, effective as of July 31, 2005, the Registrant entered into the Assignment with FTI pursuant to which FTI assigned and transferred to the Registrant, FTI’s rights, duties, liabilities, and obligations under the Jameson Note and AVW Note. As described in Item 1.02 above, however, effective as of July 31, 2005, the Registrant and Jameson entered into a certain subscription agreement pursuant to Jameson agreed to cancel and subscribe the outstanding principal and accrued interest under the Jameson Note in consideration for the issuance of shares of the Registrant’s common stock. Moreover, effective as of July 31, 2005, the Registrant and AVW entered into a certain subscription agreement pursuant to which AVW agreed to cancel and subscribe Two Hundred Thousand Dollars of the outstanding principal under the AVW Note, in consideration for the issuance of shares of the Registrant’s common stock.

On July 31, 2005, Registrant became obligated on a direct financial obligation pursuant to the New AVW Note. The amount of the obligation, including the terms of payment and other material terms of the obligations, are described above under Item 1.01 Entry into a Material Definitive Agreement.

On August 19, 2005, Registrant became obligated on a direct financial obligation pursuant to the August 19 Note. The amount of the obligation, including the terms of payment and other material terms of the obligations, are described above under Item 1.01 Entry into a Material Definitive Agreement.

Item 3.02  Unregistered Sales of Equity Securities.

Pursuant to certain subscription agreements dated effective as of July 31, 2005 entered into by and between the Registrant and the holders of the Jameson Note and the AVW Note, (a) the Jameson Note was cancelled and Jameson subscribed the outstanding principal and accrued interest thereunder in consideration for the Registrant’s issuance of 1,100,000 shares of common stock; and (b) the AVW Note was cancelled and AVW subscribed Two Hundred Thousand Dollars of outstanding principal thereunder in consideration for the Registrant’s issuance of 454,545 shares of common stock.

Pursuant to the subscription agreement dated effective as of July 31, 2005 entered into by and between the Registrant and FWAG, the July AG Notes were cancelled and FWAG subscribed the outstanding principal and accrued interest thereunder in consideration for the Registrant’s issuance of 1,250,000 shares of common stock.

Pursuant to the subscription agreement dated effective as of September 2, 2005 entered into by and between the Registrant and FWAG, the Aug-Sept AG Notes were cancelled and FWAG subscribed the outstanding principal and accrued interest thereunder in consideration for the Registrant’s issuance of 1,250,000 shares of common stock.

With respect to each of the issuances described in the foregoing paragraphs in this Item 3.02, exemption from registration requirements is claimed under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on Section 4(2) of the Securities Act or Regulation D promulgated thereunder. The purchasers represented their intention to acquire the Registrant’s shares for investment only and not with a view to, or for sale in connection with, any distribution thereof and appropriate legends were affixed to the certificates evidencing the shares in such transaction. The purchasers had acquired access to information about the Registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 20, 2005

friendlyway Corporation

	By:	/s/ Michael Urban
Dr. Michael Urban
President/Chief Executive Officer